Offerings - Offering: 1	Mar. 21, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Ordinary share, par value US$0.00001 per share
Maximum Aggregate Offering Price	$ 500,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 69,050.00
Offering Note	The proposed maximum aggregate offering price has been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended, and reflects the maximum offering price of securities registered hereunder. In accordance with the terms of the sales agreement entered into between the Registrant and the Sales Agent (as defined therein) on March 30, 2026 with respect to an at-the-market offering, the Registrant may offer and sell its ordinary shares, having an aggregate offering price of up to $500,000,000, from time to time through the Sales Agent, subject to certain limitations.